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                        TRUSTEE'S DISTRIBUTION STATEMENT

   THE                      TO THE HOLDERS OF:
 BANK OF                    CORPORATE BOND-BACKED CERTIFICATES
   NEW                      Series 1997-BELLSOUTH-1
  YORK                      Class A-1 Certificates
                                     CUSIP NUMBER: 219-87H-AL9

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In accordance with the Standard Terms and Conditions of Trust, The Bank of New York,
as trustee submits the following cash basis statement for the period ending :              JULY 15, 2004

INTEREST ACCOUNT
Balance as of            January 15, 2004                                                                               $0.00
      Schedule Income received on securities....................................                                $1,030,700.00
      Unscheduled Income received on securities.................................                                        $0.00
      Interest Received on sale of Securties....................................                                        $0.00
LESS:
      Distribution to Class A-1 Holders.........................................   $1,027,700.00
      Trustee Fees..............................................................       $2,250.00
      Fees allocated for third party expenses............................                $750.00
Balance as of            July 15, 2004                                                  Subtotal                        $0.00


PRINCIPAL ACCOUNT
Balance as of            January 15, 2004                                                                               $0.00
      Scheduled Principal payment received on securities........................                                  $749,300.00
      Principal received on sale of securities.............................                                             $0.00
LESS:
      Distribution to Class A-1 Holders.........................................     $749,300.00
      Distribution to Swap Counterparty.........................................           $0.00
Balance as of            July 15, 2004                                                  Subtotal                        $0.00
                                                                                         Balance                        $0.00
                             UNDERLYING SECURITIES HELD AS OF:               July 15, 2004

                                        $50,000,000 7.12% Debentures
                                                  ISSUED BY
                                           BELLSOUTH CAP FDG CORP
                                            CUSIP# : 079-857-AF5
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